Exhibit 10.2


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement"), is made and entered into as of the 1st day of March, 2003, by Renegade Venture (NEV) Corporation, a Nevada corporation with its principal place of business in Pima County, Arizona (hereinafter called the "Debtor"), in favor of American Capital Ventures, L.L.C., a Florida limited liability company (hereinafter called the "Secured Party"), who agree as follows:

                                    RECITALS

     WHEREAS, the Debtor is borrowing the principal sum of Six Hundred Seventy-Five Thousand and 00/100 Dollars ($675,000.00) from the Secured Party (the "Loan") pursuant to a Secured Promissory Note of even date herewith (the "Note"); and

     WHEREAS, the making of the Loan and acceptance of the Note by the Secured Party are conditioned upon the granting of this Agreement by the Debtor; and

     WHEREAS, in order to secure the full and punctual payment and performance of the Indebtedness (hereinafter defined), the Debtor has agreed to execute and deliver this Agreement and to grant a continuing security interest in favor of the Secured Party in and to the Collateral (hereinafter defined).


                                    AGREEMENT

                                    ARTICLE 1

                                  GENERAL TERMS

     Section 1.1 Terms Defined Above or Elsewhere. As used in this Agreement, the terms "Agreement", "Loan", "Note", "Debtor", and "Secured Party" shall have the meanings indicated above.

     Section 1.2 Certain Definitions. As used in this Agreement, the following additional terms shall have the meanings indicated:

     "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Debtor, and shall also mean and include all accounts receivable, notes, notes receivable, drafts, acceptances, book debts and similar documents and other monies, obligations or indebtedness owing or to become owing to the Debtor arising from the sale, lease or exchange of goods or other property by the Debtor, as to all of the foregoing whether now in existence or hereafter arising or acquired.

     "Chattel Paper" means all "chattel paper" (as defined in the UCC) now owned or hereafter acquired by the Debtor, including in the case of true leases the reversionary right of the Debtor in the leased goods which shall be considered embodied in the chattel paper.

     "Collateral" has the meaning set forth in Section 2.1 of this Agreement.

     "Collateral Account" has the meaning set forth in Section 5.1 of this Agreement.


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     "Collateral Documents" means collectively all mortgages, pledges, assignments, security agreements, financing statements and other documents by which the Debtor grants or perfects liens and security interests to the Secured Party, and all other agreements, documents and instruments required as security or security devices for any of the Indebtedness, as the same may from time to time be amended or supplemented. "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Debtor.

     "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Debtor.

     "Event of Default" shall have the meaning set forth in Section 8.1 of the Note.

     "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Debtor, including without limitation (i) all contractual rights of and obligations or indebtedness owing to the Debtor (other than Accounts), all leases in which the Debtor has an interest either as the landlord or tenant, any management, franchise or licensing agreement regarding the conduct of the Debtor's business, and all permits and licenses relative to the operation of the Debtor's business, or (ii) all things in action, rights represented by judgments, claims arising out of tort, warranty or contract and other claims (including without limitation the right to assert and otherwise be the proper party of interest to commence, control, prosecute and/or settle such actions, whether as claims, counterclaims or otherwise, and whether involving matters arising from casualty, condemnation, indemnification, negligence, strict liability, other tort, contract, warranty or in any other manner), (iii) rights under service, maintenance or warranty contracts, and other warranties, guaranties and bonds, (iv) the right to receive insurance or other proceeds attributable to damage to or loss of the Collateral, (v) all goodwill, patents, patent licenses, trademarks, trademark licenses, trade names, service marks, trade secrets, rights in intellectual property, copyrights, permits and licenses, and (vi) all rights or claims in respect of refunds for taxes paid. "General Intangibles" also shall mean and include all deposit accounts of the Debtor with the Secured Party, whether individual or jointly held with any other Person, including the Collateral Account.

     "Indebtedness" means all present and future amounts, liabilities and obligations of the Debtor to the Secured Party or to any successor or transferee thereof under or pursuant to the Note, this Agreement or the other Collateral Documents, whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements, restatements, renewals and extensions to or of any of said documents.

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     "Instruments" means all "instruments" (as defined in the UCC) now owned or hereafter acquired by the Debtor, including without limitation all promissory notes, letters of credit, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor.

     "Inventory" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Debtor, and all replacements of or substitutions for any of the foregoing.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Debtor shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     "Materials" means all materials, all items of machinery, and all items of equipment now owned or hereafter acquired by the Debtor.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, governm8rlt or any agency or political subdivision thereof, or any other form of entity.

     "Proceeds' means all "proceeds" (as defined in the UCC) including without limitation all cash and non-cash proceeds, in whatever form, arising from the collection, sale, lease, exchange, assignment or other disposition of, or realization upon, Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

     "Security Interests" means the security interests in the Collateral and Proceeds granted hereunder securing the Indebtedness.

     "UCC" means the Uniform Commercial Code: - Secured Transactions (Arizona Revised Statutes 47-9101 et seq.), as amended from time to time; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral or Proceeds is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Arizona, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                                    ARTICLE 2

                                SECURITY INTEREST

     Section 2.1 The Security Interests. In order to secure the full and punctual payment and performance of all present and future Indebtedness, the Debtor hereby grants to the Secured Party a continuing security interest in and to all right, title and interest of the Debtor in, to or under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

     (i)  the Inventory;

     (ii) the Equipment;

    (iii) the General Intangibles;

     (iv) the Accounts;

     (v)  the Chattel Paper,

     (vi) the Instruments;

    (vii) the Collateral Account, all cash deposited therein from time to time, and all other monies and property of any kind of the Debtor in the possession or under the control of the Secured Party;

   (viii) all books and records (including, without limitation, customer lists, credit files, computer programs, tapes, disks, punch cards or other data storage media and the data stored therein, data processing software, transaction files, master files, printouts and other computer materials and records) of the Debtor pertaining to any of the Collateral; and

     (ix) all Proceeds of all or any of the Collateral described in items (i) through (viii) hereof.

The term "Collateral" means each and all of the items and property rights described in items (i) through (ix) above.

     Section 2.2 No Liability. The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor with respect to any of the Collateral or any transaction in connection therewith.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     The Debtor represents and warrants to the Secured Party that:

     Section 3.1 No Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral or Proceeds is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral or Proceeds. No Collateral or Proceeds is in the possession of any Person (other than the Debtor) asserting any claim thereto or security interest therein.

     Section 3.2 Name. The name of the Debtor as it appears in its Articles of Incorporation is as it appears on page 1 of this Agreement.

     Section 3.3 Taxpayer Identification Number. The federal taxpayer identification number of the Debtor is ________________________.

     Section 3.4 Chief Executive Office. As of the date of this Agreement the chief executive office of the Debtor in the United States is located at 6901 South Park Avenue, Tucson, Arizona, 85706.

     Section 3.5 Records Location. The Debtor maintains all books and records relating to the Collateral at its Chief Executive Office.

     Section 3.6 Business Locations. All of the places of business of the Debtor are as follows: same as Section 3.4 above.

     Section 3.7 Filing Location. When UCC financing statements have been filed with the Arizona and Nevada Secretaries of State or their designated filing offices, the Security Interests shall constitute perfected security interests in the Collateral and the Proceeds to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens thereon and rights of others therein except for Permitted Liens, if any, arising solely by operation of law.

     Section 3.8 No Inconsistent Agreements. The Debtor has not performed any acts or signed any agreements which might prevent the Secured Party from enforcing any of the terms of this Agreement or which would limit the Secured Party in any such enforcement.

                                    ARTICLE 4

                                    COVENANTS

     Section 4.1 Notice of Changes. The Debtor will not change its name, identity, federal tax identification number or corporate structure in any manner unless it shall have given the Secured Party at least 30 days' prior written notice thereof. The Debtor will not change the location of (i) its chief executive office or chief place of business, or (ii) where it keeps or holds any Collateral or any records relating thereto, from the applicable location described in Article 3 unless it shall have given the Secured Party at least 30 days' prior written notice thereof.

     Section 4.2 Filing. The Debtor agrees that a carbon, photographic, facsimile, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Debtor shall pay all costs of or incidental to the recording or filing of any financing, amendment, continuation, termination or other statements concerning the Collateral.

     Section 4.3 Instruments. While an Event of Default has occurred and is continuing, the Debtor will immediately deliver and pledge to the Secured Party each Instrument, appropriately endorsed to the Secured Party; provided, that so long as no Event of Default shall have occurred and be continuing, the Debtor may refrain from such delivery and may retain possession of, for the purpose of collection in the ordinary course, any such instruments received by it in the ordinary course of business.

     Section 4.4 Chattel Paper. The Debtor will immediately deliver and pledge each Chattel Paper to the Secured Party, appropriately endorsed to the Secured Party, provided that so long as no Event of Default shall have occurred and be continuing, the Debtor may refrain from such delivery and may retain possession of, for the purpose of collection in the ordinary course, any Chattel Paper received by it in the ordinary course of business and the Secured Party shall, promptly upon request of the Debtor, make appropriate arrangements for making any other Chattel Paper pledged by the Debtor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Secured Party, against trust receipt or like document).

     Section 4.5 Accounts Collection. The Debtor shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Party hereunder if an Event of Default shall have occurred and be continuing (including without limitation under Section 5.3 hereof), the Debtor may allow as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, and (ii) a refund or credit due, all in accordance with the Debtor's ordinary course of business consistent with its historical collection practices and with sound business judgment. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Debtor or the Secured Party, shall be borne by the Debtor.

     Section 4.6 Account Debtors. Upon the occurrence and continuance of an Event of Default, and at any time thereafter, the Debtor upon request of the Secured Party will promptly notify (and the Debtor hereby authorizes the Secured Party to so notify) each account debtor in respect of any Account or General Intangible that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party or its designee.

     Section 4.7 Accounts Aging. The Debtor shall from time to time at the request of the Secured Party furnish the Secured Party with a schedule of the Accounts which shall include the names and addresses of each account Debtor. The Debtor at its expense shall furnish to the Secured Party from time to time upon request by the Secured Party a listing and aging of all Accounts. So long as no Event of Default has occurred and is continuing, the foregoing may not be requested by the Secured Party more than once in any calendar quarter; after the occurrence and continuance of a Default, then the Secured Party shall be entitled to make such requests at any time and from time to time.

     Section 4.8 Transfer and Other Liens. The Debtor will not sell, lease, transfer, exchange or otherwise dispose of the Collateral or the Proceeds, or any part thereof, without the prior written consent of the Secured Party and will not permit any Lien to attach to the Collateral or the Proceeds, or any part thereof, other than Permitted Liens.

     Section 4.9 Condition of Collateral. The Debtor will maintain, preserve and keep its Collateral constituting tangible personal property at all times in thorough repair and good working order and condition, and from time to time make all needful repairs, renewals and additions so that its value and the Security Interests shall at no time become materially impaired. The Debtor will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

     Section 4.10 Insurance. The Debtor shall at all times maintain insurance upon the Collateral in commercially reasonable amounts.

     Section 4.11 Right of Inspection and Information. The Debtor will furnish to the Secured Party promptly upon request and in the form and content specified by the Secured Party such data and information concerning the Collateral and the Proceeds as the Secured Party may from time to time reasonably specify.

     Section 4.12 Taxes. The Debtor will pay or cause to be paid as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof before its use and operation.

     Section 4.13 Specific Assignments. After the occurrence and continuance of an Event of Default (but without limiting the generality of Section 4.14 hereof), upon request by the Secured Party, the Debtor will promptly execute and deliver to the Secured Party written assignments and endorsements in form and content satisfactory to the Secured Party of specific Chattel Paper and Accounts or groups of either, but the Security Interest of the Secured Party hereunder shall not be limited in any way by such assignments. Such Accounts and Chattel Paper are to secure payment of the Indebtedness and are not sold to the Secured Party whether or not any assignment thereof which is separate from this Agreement is in form absolute.

     Section 4.14 Further Assurances. On request of the Secured Party, the Debtor will promptly (i) correct any defect, error or omission which may be discovered in the contents of this Agreement or any financing statement relating thereto or in the execution or acknowledgment of this Agreement or any financing statement; (ii) execute, acknowledge, deliver and record such further instruments (including, without limitation, further security agreements, financing statements, continuation statements and assignments of accounts, contract rights, general intangibles and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and to more fully identify and subject to the Security Interests hereof any property intended to be covered hereby, including without limitation any renewals, additions, substitutions, replacements or accessions to the Collateral; and (iii) execute, acknowledge, deliver and record any document or instrument (including specifically any financing statement) necessary, desirable or proper to protect the Lien and Security Interests hereunder against the rights or interests of third persons. The Debtor shall pay all reasonable costs connected with any of the foregoing.

     Section 4.15 Collateral Indemnity. If the validity or priority of this Agreement or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Debtor will give prompt written notice thereof to the Secured Party and at the Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by the Debtor to the Secured Party and shall be a part of the Indebtedness.

     Section 4.16 Non-Liability. The Debtor hereby agrees to indemnify and hold the Secured Party harmless from and against any and all liability, loss or damage which the Secured Party may incur under or by reason of this Agreement, and from any and all claims, costs, expenses and demands whatsoever which may be asserted against the Secured Party by reason of any act of the Secured Party under this Agreement or otherwise incurred by the Secured Party in connection with the enforcement of its rights under this Agreement, other than any such liability, loss, damage, claims, costs, expenses or demands arising from the gross negligence or willful misconduct of the Secured Party.


                                    ARTICLE 5

                                     DEFAULT

     Section 5.1 Collateral Account. Upon the occurrence and continuance of an Event of Default, and at any time thereafter, the Secured Party may require the Debtor to establish a cash collateral account (the "Collateral Account") in the name and under the control of the Secured Party at the Secured Party or a bank satisfactory to the Secured Party, which shall be Subject to access and withdrawal by the Secured Party only. In such event, all payments (in the form of cheeks, drafts, cash or otherwise) received by the Debtor in satisfaction, in whole or in part, of any Accounts, Chattel Paper, Instruments or General Intangibles (or Proceeds therefrom) of the Debtor shall be deposited by the Debtor in the Collateral Account. The Debtor will deposit for credit to the Collateral Account all such items of payment and remittances within one (1l business day of the receipt thereof, and shall not commingle any such items of payment and remittances with any of the Debtor's other property. Funds in the Collateral Account are and shall be subject to a security interest in favor of the Secured Party to secure the Indebtedness, and the Secured Party may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing in the Collateral Account against the Indebtedness in such order as determined by the Secured Party.

     Section 5.2 General Authority. The Debtor hereby irrevocably appoints the Secured Party its agent and attorney in fact, with full power of substitution, in the name of the Debtor or the Secured Party, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, at any time (and from time to time) while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral and the Proceeds:

     (i) to endorse the name of the Debtor upon any check, draft or other instrument payable to the Debtor evidencing payment upon any Account, Chattel Paper, Instrument or General Intangible,

     (ii) to notify postal service authorities to change the address for delivery of the Debtor's mail to a "lockbox" address designated and controlled by the Secured Party, and to receive, open and dispose of all mail addressed to the Debtor,

    (iii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due for or as Collateral (or Proceeds) or by virtue thereof,

     (iv) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral and the Proceeds, and

     (v) to extend the time of payment of any or all of the Collateral and the Proceeds and to make any allowance and other adjustments with reference thereto.

The aforesaid mandate and power of attorney, being coupled with an interest, is irrevocable so long as any of the Indebtedness remains outstanding.

     Section 5.3 Accounts, Chattel Paper, Documents, General Intangibles, Instruments and Other Collateral. While an Event of Default has occurred and is continuing, the Debtor will make no material change to the terms of any Account, Chattel Paper, Documents, General Intangibles, Instruments or other Collateral without the prior written permission of the Secured Party. Upon the occurrence and continuance of an Event of Default, the Debtor upon request of the Secured Party will promptly notify (and the Debtor hereby authorizes the Secured Party to so notify each obligor or account debtor in respect of any Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to became due in respect of such Collateral are to be made directly to the Secured Party or its designee.

     Section 5.4 Sale. Upon the occurrence and continuance of an Event of Default, the Secured Party may exercise all rights of a secured party under the UCC and other applicable law (including without limitation such rights under the UCC or other applicable law authorizing the taking of self-help remedies by a secured party in protecting its rights in, to and under collateral) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law,
(i) withdraw all cash in the Collateral Account and apply such cash and other cash, if any, then held by it as Collateral or Proceeds against the Indebtedness or (ii) sell the Collateral and the Proceeds or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may be the purchaser of any or all of the Collateral and Proceeds so sold at any public sale (or, if the Collateral and Proceeds is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Debtor will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral and Proceeds so sold. Each purchaser at any such sale shall hold the Collateral and Proceeds so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor which may be waived, and the Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The Debtor agrees that ten (10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral and Proceeds constitutes "reasonable notification" within the meaning of Section 9-504(3) (or any comparable section in any other jurisdiction) of the UCC, except that shorter or no notice shall be reasonable as to any Collateral and Proceeds which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral and Proceeds may be sold in one lot as an entirety or in separate parcels or portions, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral and Proceeds on credit or for future delivery, the Collateral or Proceeds so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral and Proceeds so sold and, in case of any such failure, such Collateral and Proceeds may again be sold upon like notice.

     The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral and Proceeds, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     Section 5.5 Dealing with Collateral. For the purpose of enforcing any and all rights and remedies under this Agreement after the occurrence and continuance of an Event of Default, the Secured Party may (i) require the Debtor to, and the Debtor agrees that it will, at its expense and upon the request of the Secured Party, forthwith assemble all or any part of the Collateral and Proceeds not otherwise in the possession or control of the Secured Party as directed by the Secured Party and make it available at a place designated by the Secured Party which is, in its opinion, reasonably convenient to the Secured Party and the Debtor, and the Secured Party shall be entitled to specific performance of this obligation, (ii) to the extent permitted by applicable law of Arizona, Nevada, or any other state, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral or

Proceeds is or may be located, and without charge or liability to it seize and remove such Collateral or Proceeds from such premises, (iii) have access to and use the Debtor's books and records relating to the Collateral and Proceeds and
(iv) prior to the disposition of the Collateral and Proceeds, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Debtor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Debtor.

     Section 5.6 Limitation on Duty of Secured Party. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral or Proceeds in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral and Proceeds in its possession if the Collateral and Proceeds is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral or Proceeds, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith. The Debtor agrees that the Secured Party shall not be obligated to preserve rights against prior parties obligated on any Chattel Paper, Instruments or other Collateral.

     Section 5.7 Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and as may be specified in the instrument of appointment.

     Section 5.8 Expenses. In the event that the Debtor fails to comply with any provisions of this Agreement or the Collateral Documents, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest hereunder is thereby diminished or potentially diminished or put at risk, the Secured Party may, but shall not be required to, effect such compliance on behalf of the Debtor, and the Debtor shall reimburse the Secured Party for the reasonable costs thereof on demand. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all reasonable expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all reasonable expenses in respect of the sale or other disposition thereof shall be borne and paid by the Debtor, or the Debtor shall cause the same to be paid; and if the Debtor fails to promptly pay or cause to be paid any portion thereof when due, the Secured Party may, at its option, but shall not be required to, pay the same and charge the Debtor's account therefor, and the Debtor agrees to reimburse the Secured Party therefor on demand. All sums so paid or incurred by the Secured Party for any of the foregoing and any and all other sums for which the Debtor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Secured Party in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement or the other Collateral Documents, shall, together with interest thereon until paid at the Default Rate (as defined in the Note), be additional Indebtedness hereunder and Debtor agrees to pay all of the foregoing sums promptly on demand.

                                    ARTICLE 6

                                  MISCELLANEOUS

     Section 6.1 Attachment of Security Interest. The parties hereto understand vied acknowledge that the Security Interests created by this Agreement shall attach to the Collateral and the Proceeds in accordance with and pursuant to the applicable provisions of the UCC as in effect in the place or places where the Collateral and Proceeds may be located at the time of attachment.

     Section 6.2 Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one calendar day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing in accordance with this Section) as follows:

         If to Debtor:               Renegade Venture Corporation
                                     Attn: Ian Herman, Chairman/CEO
                                     3908 South Ocean Boulevard, #1
                                     Highland Beach, Florida 33487
                                     Facsimile Number (561) 274-8297


         If to Secured Party:        American Capital Ventures, L.L.C.
                                     Attn: Alan P. Brooks, Managing Director
                                     2901 Clint Moore Road, Suite 259
                                     Boca Raton, FL 33496
                                     Facsimile Number (561) 498-8712

     Section 6.3 Amendment. Neither this Agreement nor any provisions thereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 6.4 Waivers. No course of dealing on the part of the Secured Party, its officers, employees, consultants or agents, nor any failure or delay by the Secured Party with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

     Section 6.5 Cumulative Rights. The rights and remedies of the Secured Party under this Agreement and the other Collateral Documents and Loan Documents (as defined in the Note) shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 6.6 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 6.7 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

     Section 6.8 Governing Law. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Arizona.

     Section 6.9 Successors and Assigns.

     (a) All covenants and agreements contained by or on behalf of the Debtor or the Secured Party in this Agreement shall bind their respective successors and assigns and shaII inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns.

     (b) This Agreement is for the benefit of the Secured Party and for such other Person or Persons as may from time to time become or be the holders of any of the Indebtedness, and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Secured Party of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Secured Party under this Agreement.

     (c) The Debtor hereby recognizes and agrees that the Secured Party may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. Upon any permitted transfer or assignment of the Indebtedness, the Secured Party may transfer and deliver any or all of the Collateral to the transferee of such Indebtedness and such Collateral shall secure any and all of the Indebtedness in favor of such a transferee or assignee then existing and thereafter arising, and after any such transfer has taken place, the Secured Party shall be fully discharged from any and all future liability and responsibility to Debtor with respect to such Collateral, and the transferee thereafter shall be vested with all the powers, rights and duties with respect to such Collateral and shall acknowledge in writing that it shall be liable for all of the obligations of the Secured Party hereunder.

     Section 6.10 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          Debtor:

                                          Renegade Venture(NEV) Corporation,
                                          a Nevada corporation



                                          By: /s/ Ian Herman
                                                  Ian Herman, Chairman/CEO


                                          Secured Party:

                                          American Capital Ventures, L.L.C.,
                                          a Florida limited liability company



                                          By: /s/ Alan P. Brooks
                                          Alan P. Brooks, Managing Director